SEVENTH AMENDED AND RESTATED
MEMORANDUM OF AGREEMENT
(Securities Lending Administrative Fee Waiver)
     This Seventh Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit “A” between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Securities Trust and Short-Term Investments Trust (each a “Fund” and collectively, the “Funds”), on behalf of the portfolios listed on Exhibit “A” to this Memorandum of Agreement (the “Portfolios”), and Invesco Advisers, Inc. (“Invesco”).
     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:
1.	Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit “A” occurs, as such Exhibit “A” is amended from time to time, Invesco will not charge any administrative fee under each Portfolio’s advisory agreement in connection with securities lending activities without prior approval from the Portfolio’s Board (such agreement is referred to as the “Waiver”).

2.	Neither a Fund nor Invesco may remove or amend the Waiver to a Fund’s detriment prior to requesting and receiving the approval of the Portfolio’s Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.
     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit “A” will be amended to reflect the new date through which a Fund and Invesco agree to be bound.
     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.
     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit “A” to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit “A”.
AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO SECURITIES TRUST
SHORT-TERM INVESTMENTS TRUST

By:

Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:

Title:	Senior Vice President

2

EXHIBIT “A”
AIM Counselor Series Trust (Invesco Counselor Series Trust)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco American Franchise Fund	February 12, 2010
Invesco California Tax-Free Income Fund	February 12, 2010
Invesco Core Plus Bond Fund	June 2, 2009
Invesco Equally-Weighted S&P 500 Fund	February 12, 2010
Invesco Equity and Income Fund	February 12, 2010
Invesco Floating Rate Fund	April 14, 2006
Invesco Global Real Estate Income Fund	March 9, 2007
Invesco Growth and Income Fund	February 12, 2010
Invesco Pennsylvania Tax Free Income Fund	February 12, 2010
Invesco S&P 500 Index Fund	February 12, 2010
Invesco Small Cap Growth Fund	February 12, 2010
Invesco U.S. Quantitative Core Fund	March 31, 2006
AIM Equity Funds (Invesco Equity Funds)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Charter Fund	June 21, 2000
Invesco Constellation Fund	June 21, 2000
Invesco Disciplined Equity Fund	July 14, 2009
Invesco Diversified Dividend Fund	December 28, 2001
Invesco Summit Fund	July 24, 2000
AIM Funds Group (Invesco Funds Group)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco European Small Company Fund	August 30, 2000
Invesco Global Core Equity Fund	December 27, 2000
Invesco International Small Company Fund	August 30, 2000
Invesco Small Cap Equity Fund	August 30, 2000
AIM Growth Series (Invesco Growth Series)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Convertible Securities Fund	February 12, 2010
Invesco Global Quantitative Core Fund	September 1, 2001
Invesco Leaders Fund	February 12, 2010
Invesco Mid Cap Core Equity Fund	September 1, 2001
Invesco Small Cap Growth Fund	September 11, 2000
Invesco U.S. Mortgage Fund	February 12, 2010

*	Committed until the Fund or Invesco requests and receives the approval of the Fund’s Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

AIM International Mutual Funds (Invesco International Mutual Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Asia Pacific Growth Fund	June 21, 2000
Invesco European Growth Fund	June 21, 2000
Invesco Global Growth Fund	June 21, 2000
Invesco Global Opportunities Fund	August 1, 2012
Invesco Global Small & Mid Cap Growth Fund	June 21, 2000
Invesco International Growth Fund	June 21, 2000
Invesco International Core Equity Fund	November 25, 2003
Invesco Select Opportunities Fund	August 1, 2012
AIM Investment Funds (Invesco Investment Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Balanced-Risk Allocation Fund	May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund	November 29, 2010
Invesco China Fund	March 31, 2006
Invesco Developing Markets Fund	September 1, 2001
Invesco Emerging Markets Equity Fund	May 11, 2011
Invesco Emerging Market Local Currency Debt Fund	June 14, 2010
Invesco Endeavor Fund	November 4, 2003
Invesco Global Health Care Fund	September 1, 2001
Invesco Global Markets Strategy Fund	September 25, 2012
Invesco International Total Return Fund	March 31, 2006
Invesco Pacific Growth Fund	February 12, 2010
Invesco Premium Income Fund	December 13, 2011
Invesco Select Companies Fund	November 4, 2003
AIM Investment Securities Funds (Invesco Investment Securities Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Corporate Bond Fund	February 12, 2010
Invesco Dynamics Fund	November 25, 2003
Invesco Global Real Estate Fund	April 29, 2005
Invesco High Yield Fund	June 1, 2000
Invesco High Yield Securities Fund	February 12, 2010
Invesco Limited Maturity Treasury Fund	June 1, 2000
Invesco Money Market Fund	June 1, 2000
Invesco Municipal Bond Fund	June 1, 2000
Invesco Real Estate Fund	September 11, 2000
Invesco Short Term Bond Fund	August 29, 2002
Invesco U.S. Government Fund	June 1, 2000

*	Committed until the Fund or Invesco requests and receives the approval of the Fund’s Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

AIM Sector Funds (Invesco Sector Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco American Value Fund	February 12, 2010
Invesco Comstock Fund	February 12, 2010
Invesco Energy Fund	November 25, 2003
Invesco Gold & Precious Metals Fund	November 25, 2003
Invesco Leisure Fund	November 25, 2003
Invesco Mid Cap Growth Fund	February 12, 2010
Invesco Small Cap Value Fund	February 12, 2010
Invesco Technology Fund	November 25, 2003
Invesco Technology Sector Fund	February 12, 2010
Invesco Utilities Fund	November 25, 2003
Invesco Value Opportunities Fund	February 12, 2010
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco High Yield Municipal Fund	February 12, 2010
Invesco Intermediate Term Municipal Income Fund	February 12, 2010
Invesco Municipal Income Fund	February 12, 2010
Invesco New York Tax Free Income Fund	February 12, 2010
Invesco Tax-Exempt Cash Fund	June 1, 2000
Invesco Tax-Free Intermediate Fund	June 1, 2000
AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Premier Portfolio	November 25, 2003
Premier Tax-Exempt Portfolio	November 25, 2003
Premier U.S. Government Money Portfolio	November 25, 2003
AIM Variable Insurance Funds (Invesco Insurance Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco V.I. Balanced-Risk Allocation Fund	May 1, 2000
Invesco V.I. Core Equity Fund	May 1, 2000
Invesco V.I. Diversified Dividend Fund	February 9, 2010
Invesco V.I. Diversified Income Fund	May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund	February 12, 2010
Invesco V.I. Global Core Equity Fund	February 10, 2010
Invesco V.I. Global Health Care Fund	April 30, 2004
Invesco V.I. Global Real Estate Fund	April 30, 2004
Invesco V.I. Government Securities Fund	May 1, 2000
Invesco V.I. High Yield Fund	May 1, 2000
Invesco V.I. High Yield Securities Fund	February 12, 2010
Invesco V.I. International Growth Fund	May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund	September 10, 2001
Invesco V.I. Money Market Fund	May 1, 2000
Invesco V.I. S&P 500 Index Fund	February 12, 2010
Invesco V.I. Small Cap Equity Fund	September 1, 2003

*	Committed until the Fund or Invesco requests and receives the approval of the Fund’s Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco V.I. Technology Fund	April 30, 2004
Invesco V.I. Utilities Fund	April 30, 2004
Invesco Van Kampen V.I. American Franchise Fund	February 12, 2010
Invesco Van Kampen V.I. Comstock Fund	February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund	February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund	February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund	February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund	February 12, 2010
Invesco Van Kampen V.I. Value Opportunities Fund	September 10, 2001
Invesco Securities Trust

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Balanced-Risk Aggressive Allocation Fund	[December 7, 2012]
Short-Term Investments Trust

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Government & Agency Portfolio	June 1, 2000
Government TaxAdvantage Portfolio	June 1, 2000
Liquid Assets Portfolio	June 1, 2000
STIC Prime Portfolio	June 1, 2000
Tax-Free Cash Reserve Portfolio	June 1, 2000
Treasury Portfolio	June 1, 2000

*	Committed until the Fund or Invesco requests and receives the approval of the Fund’s Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

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